Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 3 dated May 25, 2017

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through May 24, 2017, we received and accepted subscriptions in our offerings for approximately 100,857,200 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,037,200,900, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled "Prospectus Summary — Recent Developments" is hereby amended by adding the following as a new subsection thereof on page 22 immediately preceding the subsection entitled "Offering Costs":

UBS Credit Facility

On May 19, 2017, we, through two newly-formed, wholly-owned, special-purpose financing subsidiaries, entered into a financing arrangement with UBS AG, London Branch, or UBS, pursuant to which up to $125,000,000 will be made available to us to fund investments and for other general corporate purposes.

Pursuant to the financing arrangement, assets in our portfolio may be contributed by us from time to time to Murray Hill Funding II, LLC, or Murray Hill Funding II, through Murray Hill Funding, LLC, or Murray Hill Funding, each our newly-formed, wholly-owned, special-purpose financing subsidiary, pursuant to a Contribution Agreement, dated as of May 19, 2017, between us, Murray Hill Funding and Murray Hill Funding II, or the CIC Contribution Agreement. As of May 19, 2017, we contributed assets to Murray Hill Funding II pursuant to the CIC Contribution Agreement. The assets held by Murray Hill Funding II will secure the obligations of Murray Hill Funding II under Class A Notes, or the Notes, to be issued from time to time by Murray Hill Funding II pursuant to an Indenture, dated as of May 19, 2017, with U.S. Bank National Association, or U.S. Bank, as trustee, or the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Murray Hill Funding II from time to time is $192,307,692. Murray Hill Funding will purchase the Notes to be issued by Murray Hill Funding II from time to time at a purchase price equal to their par value. Pursuant to a Contribution Agreement, dated as of May 19, 2017, or the MHF Contribution Agreement, among Murray Hill Funding II, Murray Hill Funding, U.S. Bank and CIM, Murray Hill Funding makes capital contributions to Murray Hill Funding II to, among other things, maintain the value of the portfolio of assets held by Murray Hill Funding II.

Principal on the Notes will be due and payable on the stated maturity date of May 19, 2027. Pursuant to the Indenture, Murray Hill Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including, without limitation: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes and such failure is not cured within three business days; (b) the failure to disburse amounts in accordance with the priority of payments and such failure is not cured within three business days; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Murray Hill Funding II or Murray Hill Funding.

Murray Hill Funding, in turn, has entered into a repurchase transaction with UBS, pursuant to the terms of a Global Master Repurchase Agreement and the related Annex and Master Confirmation thereto, each dated as of May 19, 2017, or collectively, the UBS Facility. Pursuant to the UBS Facility, on May 19, 2017 UBS purchased, and on or after June 19, 2017 UBS will purchase, Notes held by Murray Hill Funding for an aggregate purchase price equal to 65% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the UBS Facility is $192,307,692. Accordingly, the aggregate maximum amount payable to Murray Hill Funding under the UBS Facility will not exceed $125,000,000. Murray Hill Funding will repurchase the Notes sold to UBS under the UBS Facility by no later than May 19, 2020. The repurchase price paid by Murray Hill Funding to UBS will be equal to the purchase price paid by UBS for the repurchased Notes (giving effect to any reductions resulting from voluntary partial prepayment(s)). If the UBS Facility is accelerated prior to May 19, 2020 due to an event of default or a mandatory or voluntary full payment by Murray Hill Funding, then Murray Hill Funding must pay to UBS a fee equal to the present value of the spread portion of the financing fees that would have been payable to UBS from the date of acceleration through May 19, 2020 had the acceleration not occurred. The financing fee under the UBS Facility is equal to the three-month LIBOR plus a spread of up to 3.50% per year for the relevant period.

UBS may require Murray Hill Funding to post cash collateral if, without limitation, the sum of the market value of the portfolio of assets and the cash and eligible investments held by Murray Hill Funding II, together with any posted cash collateral, is less than the required margin amount under the UBS Facility; provided, however, that Murray Hill Funding will not be required to post cash collateral with UBS until such market value has declined at least 10% from the initial market value of the portfolio assets.

Pursuant to the UBS Facility, Murray Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The UBS Facility contains events of default customary for similar financing transactions, including, without limitation: (a) failure to transfer the Notes to UBS on the applicable purchase date or repurchase the Notes from UBS on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Murray Hill Funding; and (e) the admission by Murray Hill Funding of its inability to, or its intention not to, perform any of its obligations under the UBS Facility.

Murray Hill Funding paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the UBS Facility.

In connection with the CIC Contribution Agreement, the MHF Contribution Agreement, the Notes and the Indenture, Murray Hill Funding II also entered into (i) a Collateral Management Agreement with CIM, as collateral manager, dated as of May 19, 2017, pursuant to which CIM will manage the assets of Murray Hill Funding II; and (ii) a Collateral Administration Agreement with U.S. Bank, as collateral administrator, dated as of May 19, 2017, pursuant to which U.S. Bank will perform certain administrative services with respect to the assets of Murray Hill Funding II.